Exhibit 10.1

AMENDMENT NO. 1 TO ADVISORY AGREEMENT (2018)

THIS AMENDMENT NO. 1 TO ADVISORY AGREEMENT (2018) (this “Amendment”), dated and effective as of January 1, 2019, is entered into by and among Black Creek Industrial REIT IV Inc., a Maryland corporation (the “Corporation”), BCI IV Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and BCI IV Advisors LLC, a Delaware limited liability company (the “Advisor”). The Corporation, the Operating Partnership and the Advisor are collectively referred to in this Amendment as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Advisory Agreement (as defined below).

WHEREAS, the Parties entered into that certain Amended and Restated Advisory Agreement (2018) (the “Advisory Agreement”), dated as of June 13, 2018, pursuant to which the Advisor agreed to provide certain services to the Company; and

WHEREAS, the Parties desire to enter into this Amendment to extend the period during which the Advisor shall pay for all Organization and Offering Expenses (other than the Sales Commissions, Dealer Manager Fees and Distribution Fees), upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.                                      Section 10(c) of the Advisory Agreement is hereby superseded and replaced with the following:

(c) Notwithstanding the foregoing, the Advisor shall pay for all Organization and Offering Expenses (other than the Sales Commissions, Dealer Manager Fees and Distribution Fees) incurred through December 31, 2019. The Corporation shall reimburse the Advisor for all such Organization and Offering Expenses (other than the Sales Commissions, Dealer Manager Fees and Distribution Fees) ratably over sixty months following December 31, 2019.  Beginning January 1, 2020, the Corporation shall reimburse the Advisor for all Organization and Offering Expenses (other than the Sales Commissions, Dealer Manager Fees and Distribution Fees) as and when incurred.  Any reimbursement to the Advisor pursuant to this Paragraph 10(c) shall be subject to the limitation described in Paragraph 10(a)(i).

2.                                      This Amendment constitutes an amendment to the Advisory Agreement. Except as set forth in this Amendment, all of the provisions of the Advisory Agreement shall continue in full force and effect in accordance with their terms. In the event of any conflict between the provisions of the Advisory Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

3.                                      This Amendment (a) shall be binding upon the Parties and their respective successors and assigns; (b) may be executed in several counterparts, each of which counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Advisory Agreement, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

BLACK CREEK INDUSTRIAL REIT IV INC.

By:	/s/ Dwight L. Merriman III
Name:	Dwight L. Merriman III
Title:	Managing Director, Chief Executive Officer

BCI IV OPERATING PARTNERSHIP LP

By: Black Creek Industrial REIT IV Inc., its Sole General Partner

By:	/s/ Dwight L. Merriman III
Name:	Dwight L. Merriman III
Title:	Managing Director, Chief Executive Officer

BCI IV ADVISORS LLC

By: BCI IV Advisors Group LLC, its Sole Member

By:	/s/ Evan H. Zucker
Name:	Evan H. Zucker
Title:	Manager

[Signature page to Amendment No. 1 to Advisory Agreement (2018)]